Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Jensen Quality Mid Cap Fund
(formerly, the Jensen Quality Value Fund) and
Jensen Global Quality Growth Fund
(each, a “Fund,” and together, the “Funds”)
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated November 15, 2024
to the Prospectus, Summary Prospectus and
Statement of Additional Information, each
dated September 30, 2024, as supplemented

At a special joint meeting of shareholders held on November 1, 2024, shareholders of record of each Fund approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust on behalf of each of the Funds, and Jensen Investment Management, Inc. (the “Adviser”), the Funds’ investment adviser. The New Advisory Agreement will become effective as of the date of an internal change in control of the Adviser, which is expected to occur on or about March 1, 2025 (the “Transaction”). If a shareholder purchases shares of a Fund prior to March 1, 2025, the Fund will still be operating under its current investment advisory agreement (the “Existing Advisory Agreement”) between the Trust, on behalf of each of the Funds, and the Adviser. The Existing Advisory Agreement will be terminated upon the Transaction date and be replaced simultaneously with the New Advisory Agreement that has been approved by Fund shareholders.

There are no changes in the investment advisory fees paid by each Fund or the services provided by the Adviser under the New Advisory Agreement. Effective with the New Advisory Agreement, the Trust’s Board of Trustees also approved a new Operating Expense Limitation Agreement wherein the Adviser has agreed to waive its management fees and/or reimburse expenses of each Fund to ensure that the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, interest (including interest incurred in connection with bank and custody overdrafts), acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Funds), tax expenses, dividends and interest expenses on short positions, brokerage commissions, merger or reorganization expenses and extraordinary expenses) do not exceed 0.80% of the average daily net assets of the Jensen Quality Mid Cap Fund through March 1, 2027, or 1.00% of the Jensen Global Quality Growth Fund’s average daily net assets through March 1, 2027.

A proxy statement describing the proposals approved by Fund shareholders is available on the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

Please retain this supplement for future reference.